Exhibit 10.5.3

AMENDMENT NO. 2
and
SCHEDULED DETERMINATION
OF THE BORROWING BASE
dated as of February 23, 2015

to the
THIRD AMENDED AND RESTATED
CREDIT AGREEMENT
dated as of October 22, 2014
among
SANDRIDGE ENERGY, INC.
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer
and
The Other Lenders Party Thereto

AMENDMENT NO. 2 AND
SCHEDULED DETERMINATION OF THE BORROWING BASE

AMENDMENT NO. 2 AND SCHEDULED DETERMINATION OF THE BORROWING BASE (this “Amendment”) dated as of February 23, 2015 under the Third Amended and Restated Credit Agreement dated as of October 22, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Lenders party hereto are willing to provide such amendments on and subject to the terms and conditions set forth herein; and
WHEREAS, the Administrative Agent proposes to reduce the current Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    The following new defined terms are added to Section 1.01 in appropriate alphabetical position:
“Amendment No. 2 Effective Date” means February 23, 2015.
“Annualized” means (i) with respect to the first fiscal quarter of the Borrower ending after the Consolidated Leverage Ratio Suspension Period, the applicable amount for such fiscal quarter multiplied by four, (ii) with respect to the second fiscal quarter of the Borrower ending after the Consolidated Leverage Ratio Suspension Period, the applicable amount for such fiscal quarter and the immediately preceding fiscal quarter multiplied by two and (iii) with respect to the third fiscal quarter of the Borrower ending after the Consolidated Leverage Ratio Suspension Period, the applicable amount for such fiscal quarter and the immediately preceding two fiscal quarters multiplied by one and one-third.

“Consolidated Interest Expense” means, for any period, the interest expense, excluding any pay-in-kind or other non-cash interest expense, of the Borrower and its Consolidated Restricted Subsidiaries for such period (including in any event premium payments and financing fees and expenses), determined on a Consolidated basis and in accordance with GAAP.
“Consolidated Leverage Ratio Suspension Period” means the period commencing on the Amendment No. 2 Effective Date and concluding on March 31, 2016.
“Consolidated Senior Secured Indebtedness” means, as of any date of determination, the aggregate amount of Consolidated Funded Indebtedness that is secured by a Lien on any of the assets of the Borrower or any of its Consolidated Restricted Subsidiaries at such date.
“Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the period of four fiscal quarters most recently ended on or prior to such date.
“Interest Coverage Ratio” means, as of any date of determination, the ratio determined in each case for the period of four fiscal quarters ended on or most recently prior to such date of (a) Consolidated EBITDA to (b) Consolidated Interest Expense for such period.
“Existing Notes” has the meaning set forth in the definition of Principal Debt Obligations.
“Junior Lien Debt” means Indebtedness (i) of the Borrower and the Guarantors secured solely by the Collateral on a junior lien basis on the terms and conditions set forth in (and with a Junior Lien Representative at all times party to) a Junior Lien Intercreditor Agreement and not secured by any property or assets of the Borrower or any of its Subsidiaries other than the Collateral (on such junior basis), and (ii) as to which a representative of the holders of such Indebtedness, acting on behalf of such holders, shall have become party to the Junior Lien Intercreditor Agreement as a Junior Lien Representative.
“Junior Lien Financing Documentation” means any documentation governing any Junior Lien Debt including, without limitation, any Junior Lien Intercreditor Agreement.
“Junior Lien Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent, the Required Lenders and the Borrower, among the Borrower, the Guarantors and the Administrative Agent, as a representative of the Secured Parties, and one or more collateral agents or representatives for the holders of the relevant Junior Lien Debt (for any issuance, the “Junior Lien Representative”).

“Junior Lien Representative” has the meaning set forth in the definition of Junior Lien Intercreditor Agreement.
“Permitted Junior Lien Debt” means Junior Lien Debt permitted under Section 7.03(c) or Section 7.03(l).
“Permitted Refinancing” means, in respect of any Indebtedness otherwise permitted hereunder (the “Refinanced Indebtedness”), any refinancing, refunding, renewal or extension (any of the foregoing, a “Refinancing”, and any such new Indebtedness, “Refinancing Indebtedness”) of such Refinanced Indebtedness; provided that (i) the amount of such Refinanced Indebtedness is not increased at the time of such Refinancing except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such Refinancing, (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) (except that any of the Existing Notes may be refinanced or refunded with Junior Lien Debt) and subordination (if any), and other material terms taken as a whole, of any such Refinancing Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable taken as a whole in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Refinanced Indebtedness and the interest rate applicable to the Refinancing Indebtedness does not exceed the then applicable market interest rate, (iii) no Default would result from such Refinancing after giving effect thereto and (iv) such Refinancing Indebtedness does not mature and requires no scheduled amortization prior to the 91st day following the Maturity Date.
“Refinancing Indebtedness” has the meaning set forth in the definition of Permitted Refinancing.
“Restricted Debt” has the meaning set forth in Section 7.15.
“Restricted Debt Documentation” means any documentation governing any Restricted Debt (including, in the case of Junior Lien Debt, Junior Lien Financing Documentation).
(b)    The definitions of the following terms in Section 1.01 are amended and restated, each in its entirety, as follows:
“Applicable Rate” means, at any date, the applicable percentage per annum set forth below, based upon the Borrowing Base Utilization Ratio at such date:

		Applicable Margin
Level	Borrowing Base Utilization Ratio	Base Rate	Eurodollar Rate + Letters of Credit	Commitment Fee
1	≥ 90%	1.750%	2.750%	0.500%
2	≥ 75% and < 90%	1.500%	2.500%	0.500%
3	≥ 50% and < 75%	1.250%	2.250%	0.500%
4	≥ 25% and < 50%	1.000%	2.000%	0.375%
5	< 25%	0.750%	1.750%	0.375%

“Available Amount Conditions” shall be satisfied, with respect to any transaction at any time, if (a) no Default or Event of Default shall have occurred and be continuing or shall result from the applicable transaction; (b) (i) the Borrower and its Restricted Subsidiaries shall be in compliance with each of the provisions of Section 7.11 and (ii) without limitation of the preceding clause (i), the Consolidated Leverage Ratio shall be no greater than 4.5:1.0; in each case determined on a pro forma basis as of the end of the most recent fiscal quarter but giving effect to any Loans or other Indebtedness incurred, prepaid or repaid after such date and the pro forma incurrence of any proposed Borrowing of Loans (and the use of proceeds thereof); and (c) after giving effect to such transaction, the Available Borrowing Base shall not be less than 10.0% of the Facility Limit.
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended on or prior to such date; provided that, solely for the purposes of calculating the Consolidated Leverage Ratio to determine compliance with Section 7.11(a) for the first three fiscal quarters ending after the Consolidated Leverage Ratio Suspension Period, Consolidated EBITDA shall be Annualized.
(c)    The definition of the term “Available Amount” in Section 1.01 of the Credit Agreement is amended by (i) deleting the dollar amount “$400,000,000” and inserting the dollar amount “$200,000,000” at the beginning of clause (a) thereof and (ii) amending and restating clause (e) thereof in its entirety as follows:
“(e)    the aggregate amount of Investments made pursuant to Section 7.02(p), Restricted Payments made pursuant to Section 7.06(h) and payments in respect of Restricted Debt made pursuant to clause (iii) of Section 7.15, all during the period commencing on the Closing Date and ending on the Reference Date (but excluding the intended usage of the Available Amount on such Reference Date by the particular Investment or Restricted Payment).”
(d)    The definition of the term “Principal Debt Obligations” in Section 1.01 of the Credit Agreement is amended by inserting the parenthetical “(collectively, the “Existing Notes”)” before the period at the end thereof.

(e)    Section 2.05(b) of the Credit Agreement is amended by replacing the phrase “ten percent” with the phrase “five percent” in clause (iv) thereof.
(f)    Section 7.01 of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (r) thereof, (ii) deleting the period and inserting “; and” at the end of clause (s) thereof and (iii) adding the following clause (t) at the end thereof:
“(t)    Liens to secure Junior Lien Debt.”
(g)    Section 7.03 of the Credit Agreement is amended by:
(i) amending and restating clause (c) thereof in its entirety as follows:
“(c)    Indebtedness outstanding on the date hereof and listed on Schedule 7.03 and any Permitted Refinancing thereof;” and
(ii) amending and restating clause (l) thereof in its entirety as follows:
“(l)    Indebtedness that constitutes Junior Lien Debt and unsecured Indebtedness not otherwise permitted by this Section 7.03 in an aggregate principal amount for all Indebtedness under this clause (l) not to exceed $500,000,000 at any time outstanding; provided that (1) at the time of incurring such Indebtedness (x) no Default has occurred and is then continuing and (y) no Default would result from the incurrence of such Indebtedness after giving effect to the incurrence of such Indebtedness (and any concurrent repayment of Indebtedness with the proceeds of such incurrence), (2) such Indebtedness does not mature and requires no scheduled amortization prior to the 91st day following the Maturity Date, (3) the terms of such Indebtedness are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents and (4) such Indebtedness and any guarantees thereof are otherwise on market terms and conditions for similarly situated companies; and provided further that during any period that any Indebtedness is issued and outstanding in reliance on this subsection (l), the Borrowing Base shall automatically be reduced by 25% of the principal amount of such Indebtedness;”
(h)    Section 7.05 of the Credit Agreement is amended by replacing the phrase “ten percent” with the phrase “five percent” in clause (g)(3)(iii) thereof.
(i)    Section 7.11 of the Credit Agreement is amended by:
(i)    amending and restating clause (a) thereof in its entirety as follows:
“(a)    Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower ending (x) prior to the

Amendment No. 2 Effective Date, to be greater than 4.50:1.00 or (y) on any date set forth in the table below, to exceed the ratio set forth opposite such date in such table:

Fiscal Quarter End	Consolidated Leverage Ratio
June 30, 2016	6.25:1.00
September 30, 2016	6.00:1.00
December 31, 2016	6.00:1.00
March 31, 2017	5.50:1.00
June 30, 2017	5.50:1.00
September 30, 2017	5.00:1.00
December 31, 2017	5.00:1.00
March 31, 2018 and thereafter	4.50:1.00

(ii)    deleting the phrase “ratio of” after the phrase “Permit the” in clause (b) thereof and
(iii)    adding the following new clauses (c) and (d) after clause (b) thereof:
“(c)    Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio as of the end of any fiscal quarter of the Borrower ending after the Amendment No. 2 Effective Date to be greater than 2.25:1.0.
“(d)    Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower ending on any date set forth in the table below, to be less than the ratio set forth opposite such date in such table:

Fiscal Quarter Ending	Interest Coverage Ratio
March 31, 2015	2.00:1.00
June 30, 2015	2.00:1.00
September 30, 2015	1.75:1.00
December 31, 2015	1.50:1.00
March 31, 2016	1.50:1.00
June 30, 2016	1.50:1.00
September 30, 2016	1.50:1.00
December 31, 2016 and thereafter	2.00:1.00

(j)    Article VII of the Credit Agreement is amended by adding the following Section 7.15 at the end thereof:

“Section 7.15. Prepayment of Restricted Debt. (a) Optionally prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that mandatory payments of principal and interest shall be permitted to the extent permitted by the applicable subordination provisions of the intercreditor agreement applicable thereto; provided that no such mandatory payments shall be made using any funds or proceeds that may otherwise be reinvested by the Borrower), any Junior Lien Debt or any other Indebtedness permitted under Section 7.03(c) or Section 7.03(l) (collectively, “Restricted Debt”) or make any payment in violation of any subordination terms of any Restricted Debt Documentation, except (i) with the proceeds of any Refinancing Indebtedness in respect thereof, (ii) the conversion of any Restricted Debt to Equity Interests (other than Disqualified Stock) of the Borrower and (iii) subject to the satisfaction of the Available Amount Conditions, other prepayments, redemptions, purchases, defeasances and other payments in respect of Restricted Debt in an amount not to exceed the Available Amount at such time.
“(b)    Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Restricted Debt Documentation without the consent of the Required Lenders.”
(k)    Section 8.01 of the Credit Agreement is amended by (i) replacing the period at the end of clause (k) thereof with a semicolon, (ii) adding the word “or” at the end of clause (l) thereof and (iii) adding the following clause (m) at the end thereof:
“(m)    Junior Lien Financing Documentation. (i) Any of the Obligations of the Loan Parties under the Loan Documents for any reason shall cease to be “First Lien Obligations” (or any comparable term) under, and as defined in, the Junior Lien Intercreditor Agreement under, and as defined in any Junior Lien Financing Documentation or (ii) the lien subordination provisions set forth in any Junior Lien Financing Documentation shall, in whole or in part, cease to be effective or cease to be legally valid, binding and enforceable against the holders of any Junior Lien Debt, if applicable.”
(l)    Section 9.10 of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (c) thereof, (ii) replacing the period with a semicolon and inserting the word “and” at the end of clause (d) thereof and adding the following clause (e) at the end thereof:
“(e)    the Administrative Agent to, without any further consent of any Lender (other than the consent as to the form of Junior Lien Intercreditor Agreement contemplated by the definition of Junior Lien Intercreditor Agreement), enter into a Junior Lien Intercreditor Agreement with the collateral agent or other representatives of the holders of Indebtedness permitted under Section 7.03 that is intended to be secured on a junior basis to the Liens securing the Obligations, in each case, where such Indebtedness is secured by Liens permitted under Section 7.01. The Administrative Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are permitted. Any Junior Lien Intercreditor Agreement entered into by the Administrative Agent in accordance with the terms of this Agreement shall be binding on the Secured Parties.”
(m)    Section 10.01 of the Credit Agreement is amended by adding the following paragraph at the end thereof:
“Notwithstanding the foregoing, no Lender consent is required to effect any amendment or supplement to any Junior Lien Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding any holders of Junior Lien Debt, as expressly contemplated by the terms of such Junior Lien Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect, to the interests of the Lenders); provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent.”
SECTION 3. Proposal to Reduce the Borrowing Base. The Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to reduce the amount of the Borrowing Base from $1,200,000,000 to $900,000,000.
SECTION 4. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the new amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.
SECTION 5. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 9 hereof, (i) the representations and warranties set forth in Article 5 of the Credit Agreement will be true and correct in all material respects (or in the case of representations and warranties with a “materiality” qualifier, true and correct in all respects) and (ii) no Default or Event of Default will have occurred and be continuing.
SECTION 6. Fee. On the date hereof, the Borrower shall pay to the Administrative Agent for the account of each Lender party to this Amendment a fee equal to 0.15% of such Lender’s Applicable Percentage multiplied by the Borrowing Base, in each case determined immediately after giving effect to any changes thereto pursuant to this Amendment.
SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9. Effectiveness. This Amendment shall become effective (a) with respect to Section 2, on and as of the date hereof, provided that the Administrative Agent shall have received (i) counterparts hereof signed by each of the Borrower and the Required Lenders, (ii) a Confirmation of Guaranty and Security Agreement signed by each Guarantor in the form attached hereto as Exhibit A and (iii) evidence that any fees required to be paid to such Required Lenders shall have been paid and (b) with respect to Section 4, on and as of the date hereof, provided that the Administrative Agent shall have received counterparts hereof signed by each of the Super-Majority Lenders.
SECTION 10. Miscellaneous.
(a)    This Amendment shall constitute a “Loan Document” under the Credit Agreement.
(b)    This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the parties hereto with respect to the subject matter of this Amendment, the Credit Agreement and the other Loan Documents.
(c)    Except to the extent hereby amended, the Credit Agreement and each of the other Loan Documents remain in full force and effect and are hereby ratified and affirmed. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Administrative Agent or any Lender may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SANDRIDGE ENERGY, INC.
By:	/s/ Eddie M. LeBlanc
	Name:	Eddie M. LeBlanc
	Title:	Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ DeWayne D. Rosse
Name: DeWayne D. Rosse
Title: Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, Swing Line Lender and L/C Issuer
By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

[Signature Page to Amendment]

BARCLAYS BANK PLC, as a Lender
By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Vice President

[Signature Page to Amendment]

BOKF, N.A. dba Bank of Oklahoma, as a Lender
By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Senior Vice President

[Signature Page to Amendment]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Authorized Signatory

By:	/s/ Trudy Nelson
	Name:	Trudy Nelson
	Title:	Authorized Signatory

[Signature Page to Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Director

[Signature Page to Amendment]

CITIBANK, N.A., as a Lender
By:	/s/ Peter Kardos
	Name:	Peter Kardos
	Title:	Vice President

[Signature Page to Amendment]

CITIZENS BANK, N.A., as a Lender
By:	/s/ Scott Donaldson
	Name:	Scott Donaldson
	Title:	Senior Vice President

[Signature Page to Amendment]

COMERICA BANK, as a Lender
By:	/s/ John S. Lesikar
	Name:	John S. Lesikar
	Title:	Vice President

[Signature Page to Amendment]

COMPASS BANK, as a Lender
By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

[Signature Page to Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

[Signature Page to Amendment]

GOLDMAN SACHS LENDING PARTNERS, LLC, as a Lender
By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Anson D. Williams
	Name:	Anson D. Williams
	Title:	Authorized Officer

[Signature Page to Amendment]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

[Signature Page to Amendment]

MACQUARIE BANK LIMITED, as a Lender
By:	/s/ Robert Trevena
	Name:	Robert Trevena
	Title:	Division Director

By:	/s/ Fiona Smith
	Name:	Fiona Smith
	Title:	Division Director

[Signature Page to Amendment]

MIDFIRST BANK, as a Lender
By:	/s/ Steve A. Griffin
	Name:	Steve A. Griffin
	Title:	Senior Vice President

[Signature Page to Amendment]

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Matthew Meyers
	Name:	Matthew Meyers
	Title:	Authorized Signatory

[Signature Page to Amendment]

MUFG UNION BANK, N.A., as a Lender
By:	/s/ Rachel Bowman
	Name:	Rachel Bowman
	Title:	Vice President

[Signature Page to Amendment]

NATIXIS, NEW YORK BRANCH, as a Lender
By:	/s/ Justin Bellamy
	Name:	Justin Bellamy
	Title:	Director

By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

[Signature Page to Amendment]

NEXTERA ENERGY POWER MARKETING, LLC, as a Lender
By:	/s/ Mark Palanchinn
	Name:	Mark Palanchinn
	Title:	Vice President and Managing Director

[Signature Page to Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Sandra Aultman
	Name:	Sandra Aultman
	Title:	Managing Director

[Signature Page to Amendment]

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

[Signature Page to Amendment]

SANTANDER BANK, N.A., as a Lender
By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Executive Vice President

By:	/s/ Puiki Lok
	Name:	Puiki Lok
	Title:	Vice President

[Signature Page to Amendment]

SUNTRUST, as a Lender
By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

[Signature Page to Amendment]

THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Signature Page to Amendment]

UBS AG, STAMFORD BRANCH, as a Lender
By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

[Signature Page to Amendment]

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Muhammad A. Dhamani
	Name:	Muhammad A. Dhamani
	Title:	Vice President

[Signature Page to Amendment]

CONFIRMATION OF GUARANTY AND SECURITY AGREEMENT

February 23, 2015

Reference is hereby made to (i) that certain Third Amended and Restated Credit Agreement, dated as of October 22, 2014, among SandRidge Energy, Inc., a Delaware corporation (the “Company”), Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swingline Lender and L/C Issuer, and the other lenders party thereto (the “Lenders” and together with the Swingline Lender, the L/C Issuer and the Administrative Agent, the “Lender Parties”), as amended by (a) that certain Amendment No. 1 to the Third Amended and Restated Credit Agreement and Waiver, dated as of November 14, 2014 and (b) that certain Amendment No. 2 to the Third Amended and Restated Credit Agreement and Scheduled Determination of the Borrowing Base, dated as of February 23, 2015 (the “Credit Agreement”), (ii) that certain Security Agreement, dated as of November 21, 2006, as amended, supplemented or otherwise modified prior to the date hereof (the “Security Agreement”), among the Company, the Administrative Agent and the subsidiaries of the Company party thereto, and (iii) that certain Guaranty, dated as of November 21, 2006, as amended, supplemented or otherwise modified prior to the date hereof (the “Guaranty”), by the subsidiaries of the Company party thereto in favor of the Lender Parties and certain other parties.
Each of the undersigned parties hereby confirms that the Guaranty continues to be binding upon such undersigned party to guarantee the payment of the Obligations under the Credit Agreement and that the Security Agreement, including the grant contained therein, continues to be binding upon such undersigned party to secure the payment in full of all such Obligations.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned parties has caused this Confirmation of Guaranty and Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

SANDRIDGE GATHERING LLC

By: /s/ Eddie M. LeBlanc
Name:     Eddie M. LeBlanc
Title:     Executive Vice President and Chief
    Financial Officer

SANDRIDGE HOLDINGS, INC.

By: /s/ Eddie M. LeBlanc
Name:     Eddie M. LeBlanc
Title:     Executive Vice President and Chief
    Financial Officer

SANDRIDGE EXPLORATION AND PRODUCTION, LLC

By: /s/ Eddie M. LeBlanc
Name:     Eddie M. LeBlanc
Title:     Executive Vice President and Chief
    Financial Officer

SANDRIDGE MIDSTREAM, INC.

By: /s/ Eddie M. LeBlanc
Name:     Eddie M. LeBlanc
Title:     Executive Vice President and Chief
    Financial Officer

INTEGRA ENERGY, L.L.C.

By: /s/ Eddie M. LeBlanc
Name:     Eddie M. LeBlanc
Title:     Executive Vice President and Chief
    Financial Officer

[Signature Page to SandRidge Security Agreement and Guaranty Confirmation]